RATE-REGULATED BUSINESSES	12 Months Ended
Dec. 31, 2012
RATE-REGULATED BUSINESSES
RATE-REGULATED BUSINESSES

8.  RATE-REGULATED BUSINESSES

TransCanada's businesses that apply RRA currently include Canadian and U.S. natural gas pipelines and regulated U.S. natural gas storage. Regulatory assets and liabilities represent future revenues that are expected to be recovered from or refunded to customers based on decisions and approvals by the applicable regulatory authorities.

Canadian Regulated Operations
 The Canadian Mainline, Alberta System, Foothills and TQM pipelines are regulated by the NEB under the National Energy Board Act (Canada). The NEB regulates the construction and operation of facilities, and the terms and conditions of services, including rates, for the Company's Canadian regulated natural gas transmission systems.

TransCanada's Canadian natural gas transmission services are supplied under natural gas transportation tariffs that provide for cost recovery, including return of and return on capital as approved by the NEB. Rates charged for these services are typically set through a process that involves filing an application with the regulator wherein forecasted operating costs, including a return of and on capital, determine the revenues for the upcoming year. To the extent that actual costs and revenues are more or less than the forecasted costs and revenues, the regulators generally allow the difference to be deferred to a future period and recovered or refunded in rates at that time. Differences between actual and forecasted costs that the regulator does not allow to be deferred are included in the determination of net income in the year they occur.

Canadian Mainline
 In 2011, TransCanada filed a comprehensive application with the NEB to change the business structure and the terms and conditions of service for the Canadian Mainline, including addressing tolls for 2012 and 2013. The application included a 7.0 per cent after-tax weighted average cost of capital (ATWACC) fair return which is equivalent to an ROE of 12 per cent on a deemed common equity of 40 per cent. This application is currently under review by the NEB with a decision not expected before late first quarter 2013 and accordingly, any adjustments relating to 2012 results will be recorded when the decision is received. In the absence of a decision by the NEB, Canadian Mainline's 2012 results reflect the last approved ROE of 8.08 per cent on a deemed common equity of 40 per cent and exclude incentive earnings.

The Canadian Mainline operated under a five-year settlement, effective from January 1, 2007 to December 31, 2011. The Canadian Mainline's cost of capital for establishing tolls under the settlement reflected an ROE as determined by the NEB's RH-2-94 ROE formula on a deemed common equity of 40 per cent. The allowed ROE in 2011 for the Canadian Mainline was 8.08 per cent. The balance of the capital structure was comprised of short and long-term debt.

The settlement also established the Canadian Mainline's fixed operating, maintenance and administration (OM&A) costs for each of the five years. Variances in OM&A costs were shared equally between TransCanada and its customers in 2011. All other cost elements of the revenue requirement were treated on a flow-through basis. The settlement also allowed for performance-based incentive arrangements.

In September 2011, the NEB approved the Canadian Mainline's interim tolls as final for 2011, including TransCanada's proposal to carry forward any revenue variances into the determination of 2012 tolls. However, the NEB determined that TransCanada's inclusion of certain elements in the proposed 2011 revenue requirement, which were derived in accordance with the 2007-2011 Settlement, would be examined with TransCanada's 2012-2013 Tolls Application before a final decision was rendered on the 2011 revenue requirement. Any adjustments relating to the 2011 revenue requirement will be recorded when the NEB decision is received.

Alberta System
 In September 2010, the NEB approved the Alberta System's 2010-2012 Revenue Requirement Settlement Application. The settlement provided for a 9.70 per cent ROE on a deemed common equity of 40 per cent and fixed certain annual OM&A costs during the term. Any variances between actual costs and those agreed to in the settlement accrued to TransCanada. All other costs were treated on a flow-through basis.

Foothills
 In June 2010, TransCanada reached an agreement to establish a cost of capital for Foothills that reflected a 9.70 per cent ROE on a deemed common equity of 40 per cent for 2010 to 2012. A component of OM&A was fixed, subject to the terms of the B.C. System/Foothills Integration Settlement, and variances between actual and fixed amounts were shared with customers up to and including June 2011 when the OM&A savings cap was reached.

TQM
 In November 2010, the NEB approved TQM's multi-year settlement with its interested parties regarding its annual revenue requirements for 2010 to 2012. As part of the settlement, the annual revenue requirement was comprised of fixed and flow-through components. The fixed component included certain OM&A costs, return on rate base, depreciation and municipal taxes. Any variances between actual costs and those included in the fixed component accrued to TQM.

U.S. Regulated Operations
 TransCanada's U.S. natural gas pipelines are "natural gas companies" operating under the provisions of the Natural Gas Act of 1938, the Natural Gas Policy Act of 1978 (NGA) and the Energy Policy Act of 2005, and are subject to the jurisdiction of the FERC. The NGA grants the FERC authority over the construction and operation of pipelines and related facilities. The FERC also has authority to regulate rates for natural gas transportation in interstate commerce. The Company's significant regulated U.S. natural gas pipelines are described below.

ANR
 ANR's natural gas transportation and storage services are provided for under tariffs regulated by the FERC. These tariffs include maximum and minimum rates for services and allow ANR to discount or negotiate rates on a non-discriminatory basis. ANR Pipeline Company rates were established pursuant to a settlement approved by the FERC that was effective beginning in 1997. ANR Pipeline Company is not required to conduct a review of currently effective rates with the FERC at any time in the future but is not prohibited from filing for new rates if necessary. ANR Storage Company, which is another FERC regulated entity that owns and operates storage fields in Michigan, has rates that were established pursuant to a settlement approved by the FERC in August 2012. ANR Storage Company is required to file a NGA Section 4 general rate case no later than July 1, 2016.

In 2011, ANR Pipeline Company filed an application with the FERC to sell its offshore Gulf of Mexico assets and certain related onshore facilities to its wholly owned subsidiary, TC Offshore LLC. At the same time, TC Offshore LLC requested authorization from the FERC to acquire, own and operate those facilities under FERC regulation. The requests were granted and TC Offshore LLC began operating under FERC approved tariff rates on November 1, 2012. TC Offshore LLC is required to file a cost and revenue study to justify its existing approved cost-based rates after its first three years of operation.

GTN
 GTN is regulated by the FERC and operates in accordance with a FERC-approved tariff that establishes maximum and minimum rates for various services. GTN is permitted to discount or negotiate these rates on a non-discriminatory basis. GTN's rates were established pursuant to a settlement approved by the FERC in January 2012. That settlement provided for a four year moratorium during which GTN and the settling parties are prohibited from taking certain actions under the NGA, including filings to adjust rates. GTN is required to file for new rates to be effective January 1, 2016.

Great Lakes
 Great Lakes is regulated by the FERC and operates in accordance with a FERC-approved tariff that establishes maximum and minimum rates for its various services and permits Great Lakes to discount or negotiate rates on a non-discriminatory basis. Great Lakes rates were established pursuant to a settlement approved by the FERC in July 2010. Great Lakes is required to file a NGA Section 4 general rate case no later than November 1, 2013.

Bison
 Bison is regulated by the FERC and operates in accordance with a FERC-approved tariff that establishes maximum and minimum rates for various services. Bison is permitted to discount or negotiate these rates on a non-discriminatory basis. Bison's rates were established pursuant to its initial certificate to construct and operate the pipeline that initiated service in January 2011.

Regulatory Assets and Liabilities

at December 31 (millions of Canadian dollars)	2012	2011	Remaining Recovery/ Settlement Period (years)

Regulatory Assets
Deferred income taxes[1]	1,122	1,178	n/a
Operating and debt-service regulatory assets[2]	171	172	1
Adjustment account[3]	80	82	30
Other[4]	434	430	n/a

	1,807	1,862
Less: Current portion included in Other Current Assets	178	178

	1,629	1,684

Regulatory Liabilities
Foreign exchange on long-term debt[5]	150	184	1-17
Operating and debt-service regulatory liabilities[2]	84	135	1
Other[4]	134	117	n/a

	368	436
Less: Current portion included in Accounts Payable	100	139

	268	297

[1]
These regulatory assets are underpinned by non-cash transactions or are recovered without an allowance for return as approved by the regulator. Accordingly, these regulatory assets are not included in rate base and do not yield a return on investment during the recovery period.

[2]
Operating and debt-service regulatory assets and liabilities represent the accumulation of cost and revenue variances approved by the regulatory authority for inclusion in determining tolls for the following calendar year. Pre-tax operating results in 2012 would have been $50 million lower (2011 – $102 million higher) had these amounts not been recorded as regulatory assets and liabilities.

[3]
A regulatory adjustment account of $85 million was established and agreed upon by Canadian Mainline stakeholders to reduce tolls in 2010. Amortization of the adjustment account commenced in 2011 at the composite depreciation rate.

[4]
Pre-tax operating results in 2012 would have been $97 million higher (2011 – $106 million lower) had these amounts not been recorded as regulatory assets and liabilities.

[5]
Foreign exchange on long-term debt of the Canadian Mainline, Alberta System and Foothills represents the variance resulting from revaluing foreign currency-denominated debt instruments to the current foreign exchange rate from the historical foreign exchange rate at the time of issue. Foreign exchange gains and losses realized when foreign debt matures or is redeemed early are expected to be recovered or refunded through the determination of future tolls. In the absence of RRA, U.S. GAAP would have required the inclusion of these unrealized gains or losses in Net Income.